SUB-ITEM 77Q1(E)

                           SIXTH AMENDED AND RESTATED
                            MEMORANDUM OF AGREEMENT
                 (SECURITIES LENDING ADMINISTRATIVE FEE WAIVER)

     This Sixth Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Advisers, Inc. ("Invesco").

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:

     1. Each Fund, for itself and its Portfolios, and Invesco agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco has agreed that it will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

     2. Neither a Fund nor Invesco may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco will not have any right to reimbursement of any amount so waived.

     Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco agree to be bound.

     It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

     IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
          AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
          AIM FUNDS GROUP (INVESCO FUNDS GROUP)
          AIM GROWTH SERIES (INVESCO GROWTH SERIES)
          AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
          AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
          AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
          AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES FUNDS)
          AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) SHORT-TERM INVESTMENTS TRUST

          By:  /s/ John M. Zerr
               ------------------------------------
          Title: Senior Vice President

          INVESCO ADVISERS, INC.

          By:  /s/ John M. Zerr
               ------------------------------------
         Title: Senior Vice President

                                  EXHIBIT "A"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                                EFFECTIVE DATE      COMMITTED UNTIL*
----------------------------------------------------    -----------------    ----------------
Invesco California Tax-Free Income Fund                 February 12, 2010
Invesco Core Plus Bond Fund                             June 2, 2009
Invesco Dividend Growth Securities Fund                 February 12, 2010
Invesco Equally-Weighted S&P 500 Fund                   February 12, 2010
Invesco Floating Rate Fund                              April 14, 2006
Invesco S&P 500 Index Fund                              February 12, 2010
Invesco Select Real Estate Income Fund                  March 9, 2007
Invesco Structured Core Fund                            March 31, 2006
Invesco Van Kampen American Franchise Fund              February 12, 2010
Invesco Van Kampen Equity and Income Fund               February 12, 2010
Invesco Van Kampen Growth and Income Fund               February 12, 2010
Invesco Van Kampen Money Market Fund                    February 12, 2010
Invesco Van Kampen Pennsylvania Tax Free Income Fund    February 12, 2010
Invesco Van Kampen Small Cap Growth Fund                February 12, 2010
Invesco Van Kampen Tax-Free Money Fund                  February 12, 2010

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                             EFFECTIVE DATE      COMMITTED UNTIL*
---------------------------------    -----------------    ----------------
Invesco Capital Development Fund     June 21, 2000
Invesco Charter Fund                 June 21, 2000
Invesco Constellation Fund           June 21, 2000
Invesco Disciplined Equity Fund      July 14, 2009
Invesco Diversified Dividend Fund    December 28, 2001
Invesco Summit Fund                  July 24, 2000

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                         EFFECTIVE DATE      COMMITTED UNTIL*
----------------------------------------    -----------------    ---------------
Invesco European Small Company Fund         August 30, 2000
Invesco Global Core Equity Fund             December 27, 2000
Invesco International Small Company Fund    August 30, 2000
Invesco Small Cap Equity Fund               August 30, 2000

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                       EFFECTIVE DATE      COMMITTED UNTIL*
-------------------------------------                          ----------------
Invesco Convertible Securities Fund      February 12, 2010
Invesco Global Equity Fund               September 1, 2001
Invesco Mid Cap Core Equity Fund         September 1, 2001
Invesco Small Cap Growth Fund            September 11, 2000
Invesco Van Kampen Leaders Fund          February 12, 2010
Invesco Van Kampen U.S. Mortgage Fund    February 12, 2010

----------
* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                          EFFECTIVE DATE    COMMITTED UNTIL*
------------------------------------------    --------------    ----------------
Invesco Asia Pacific Growth Fund              June 21, 2000
Invesco European Growth Fund                  June 21, 2000
Invesco Global Growth Fund                    June 21, 2000
Invesco Global Small & Mid Cap Growth Fund    June 21, 2000
Invesco International Growth Fund             June 21, 2000
Invesco International Core Equity Fund        November 25, 2003

     AIM  INVESTMENT  FUNDS  (INVESCO  INVESTMENT  FUNDS)

FUND                                                         EFFECTIVE DATE      COMMITTED UNTIL*
--------------------------------------------------------    -----------------    ---------------
Invesco Balanced-Risk Allocation Fund                       May 29, 2009
Invesco Balanced-Risk Commodities Strategy Fund             November 29, 2010
Invesco China Fund                                          March 31, 2006
Invesco Commodities Strategy Fund                           February 12, 2010
Invesco Developing Markets Fund                             September 1, 2001
Invesco Emerging Markets Equity Fund                        May 11, 2011
Invesco Emerging Market Local Currency Debt Fund            June 14, 2010
Invesco Endeavor Fund                                       November 4, 2003
Invesco Global Advantage Fund                               February 12, 2010
Invesco Global Health Care Fund                             September 1, 2001
Invesco International Total Return Fund                     March 31, 2006
Invesco Pacific Growth Fund                                 February 12, 2010
Invesco Small Companies Fund                                November 4, 2003
Invesco Van Kampen Global Tactical Asset Allocation Fund    February 12, 2010

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                        EFFECTIVE DATE      COMMITTED UNTIL*
--------------------------------------    ------------------    ----------------
Invesco Dynamics Fund                     November 25, 2003
Invesco Global Real Estate Fund           April 29, 2005
Invesco High Yield Fund                   June 1, 2000
Invesco High Yield Securities Fund        February 12, 2010
Invesco Limited Maturity Treasury Fund    June 1, 2000
Invesco Money Market Fund                 June 1, 2000
Invesco Municipal Bond Fund               June 1, 2000
Invesco Real Estate Fund                  September 11, 2000
Invesco Short Term Bond Fund              August 29, 2002
Invesco U.S. Government Fund              June 1, 2000
Invesco Van Kampen Corporate Bond Fund    February 12, 2010

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                    EFFECTIVE DATE          COMMITTED UNTIL +
------------------------------------------------        ------------------      -------------------
Invesco Energy Fund                                     November 25, 2003
Invesco Gold & Precious Metals Fund                     November 25, 2003
Invesco Leisure Fund                                    November 25, 2003

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

+ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

FUND                                                    EFFECTIVE DATE          COMMITTED UNTIL
------------------------------------------------        ------------------      -------------------
Invesco Technology Fund                                 November 25, 2003
Invesco Technology Sector Fund                          February 12, 2010
Invesco U.S. Mid Cap Value Fund                         February 12, 2010
Invesco Utilities Fund                                  November 25, 2003
Invesco Value Fund                                      February 12, 2010
Invesco Van Kampen American Value Fund                  February 12, 2010
Invesco Van Kampen Comstock Fund                        February 12, 2010
Invesco Van Kampen Mid Cap Growth Fund                  February 12, 2010
Invesco Van Kampen Small Cap Value Fund                 February 12, 2010
Invesco Van Kampen Value Opportunities Fund             February 12, 2010

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                                EFFECTIVE DATE      COMMITTED UNTIL*
---------------------------------------------------------------    -----------------    ----------------
Invesco High Income Municipal Fund                                 June 1, 2000
Invesco Tax-Exempt Cash Fund                                       June 1, 2000
Invesco Tax-Free Intermediate Fund                                 June 1, 2000
Invesco Van Kampen High Yield Municipal Fund                       February 12, 2010
Invesco Van Kampen Intermediate Term Municipal Income Fund         February 12, 2010
Invesco Van Kampen Municipal Income Fund                           February 12, 2010
Invesco Van Kampen New York Tax Free Income Fund                   February 12, 2010

         AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

FUND                                                   EFFECTIVE DATE           COMMITTED UNTIL*
-----------------------------------------              -----------------        ----------------
Premier Portfolio                                      November 25, 2003
Premier Tax-Exempt Portfolio                           November 25, 2003
Premier U.S. Government Money Portfolio                November 25, 2003

             AIM VARIABLE INSURANCE FUNDS (INVESCO INSURANCE FUNDS)

FUND                                                  EFFECTIVE DATE      COMMITTED UNTIL*
------------------------------------------------    ------------------    ----------------
Invesco V.I. Balanced-Risk Allocation Fund          May 1, 2000
Invesco V.I. Basic Value Fund                       September 10, 2001
Invesco V.I. Capital Appreciation Fund              May 1, 2000
Invesco V.I. Capital Development Fund               May 1, 2000
Invesco V.I. Core Equity Fund                       May 1, 2000
Invesco V.I. Diversified Income Fund                May 1, 2000
Invesco V.I. Dividend Growth Fund                   February 9, 2010
Invesco V.I. Global Health Care Fund                April 30, 2004
Invesco V.I. Global Real Estate Fund                April 30, 2004
Invesco V.I. Government Securities Fund             May 1, 2000
Invesco V.I. High Yield Fund                        May 1, 2000
Invesco V.I. High Yield Securities Fund             February 12, 2010
Invesco V.I. International Growth Fund              May 1, 2000
Invesco V.I. Leisure Fund                           April 30, 2004
Invesco V.I. Mid Cap Core Equity Fund               September 10, 2001
Invesco V.I. Money Market Fund                      May 1, 2000
Invesco V.I. PowerShares ETF Allocation Fund        October 22, 2008

----------
* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

FUND                                                  EFFECTIVE DATE      COMMITTED UNTIL*
------------------------------------------------    ------------------    ----------------
Invesco V.I. S&P 500 Index Fund                     February 12, 2010
Invesco V.I. Select Dimensions Equally-Weighted
       S&P 500 Fund                                 February 12, 2010
Invesco V.I. Small Cap Equity Fund                  September 1, 2003
Invesco V.I. Technology Fund                        April 30, 2004
Invesco V.I. Utilities Fund                         April 30, 2004
Invesco Van Kampen V.I. Capital Growth Fund         February 12, 2010
Invesco Van Kampen V.I. Comstock Fund               February 12, 2010
Invesco Van Kampen V.I. Equity and Income Fund      February 12, 2010
Invesco Van Kampen V.I. Global Value Equity Fund    February 12, 2010
Invesco Van Kampen V.I. Growth and Income Fund      February 12, 2010
Invesco Van Kampen V.I. Mid Cap Growth Fund         February 12, 2010
Invesco Van Kampen V.I. Mid Cap Value Fund          February 12, 2010

                          SHORT-TERM INVESTMENTS TRUST

FUND                                 EFFECTIVE DATE    COMMITTED UNTIL*
---------------------------------    --------------    ----------------
Government & Agency Portfolio        June 1, 2000
Government TaxAdvantage Portfolio    June 1, 2000
Liquid Assets Portfolio              June 1, 2000
STIC Prime Portfolio                 June 1, 2000
Tax-Free Cash Reserve Portfolio      June 1, 2000
Treasury Portfolio                   June 1, 2000

----------
* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.